UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 31, 2021 (March 25, 2021)

Laureate Education, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38002	52-1492296
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 South Exeter Street

Baltimore, MD 21202

(Address of principal executive offices, including zip code)

(410) 843-6100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.004 per share	LAUR	The NASDAQ Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 25, 2021, Steven M. Taslitz informed the Board of Directors (the “Board”) of Laureate Education, Inc. (the “Company”) that he will not stand for re-election to the Board at the Company’s 2021 Annual Meeting of Stockholders to be held on May 26, 2021. Mr. Taslitz’s decision not to stand for re-election is not due to any disagreement with the Company. Mr. Taslitz, a member of the Board since 2007 and a member of the Board’s Committee on Education, will continue to serve as a director until the expiration of his current term at the 2021 Annual Meeting of Stockholders.

Pursuant to the Amended and Restated Securityholders Agreement, dated as of February 6, 2017, by and among Wengen Alberta, Limited Partnership, an Alberta limited partnership and our controlling stockholder (“Wengen”), the Company and the other parties thereto, Sterling Capital Partners II, L.P., Sterling Capital Partners III, L.P., SP L Affiliate, LLC, Douglas L. Becker and Mr. Taslitz and each of their respective affiliates (together, the “Sterling Parties”) are entitled to designate one of the Company’s directors for so long as the Sterling Parties beneficially own at least 5,357,143 shares held through or acquired from Wengen. Mr. Taslitz currently serves as the director designated by the Sterling Parties. At this time, the Sterling Parties do not intend to designate a replacement to fill the vacancy created by Mr. Taslitz’s decision not to stand for re-election. While the Board intends to decrease the size of the Board from eleven to ten members effective as of the date of the Company’s 2021 Annual Meeting of Stockholders, the Sterling Parties will retain the right to designate a director until they cease to beneficially own the requisite number of shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAUREATE EDUCATION, INC.

By:	/s/ Leslie S. Brush
Name:	Leslie S. Brush
Title:	Vice President, Assistant General Counsel and Secretary

Date: March 31, 2021